                                                               Exhibit 10.05(p)


                                LAWSON SOFTWARE
                  NON-EXCLUSIVE ENTERPRISE CONSULTING PARTNER AGREEMENT

This Non-Exclusive Enterprise Consulting Partner Agreement ("Agreement") is entered into between Lawson Associates, Inc., dba Lawson Software ("Lawson"), a Minnesota corporation with its principal offices located at 1300 Godward Street, Minneapolis, Minnesota, 55413 and The Hunter Group, Inc., a Maryland corporation, with its principal offices located at 100 East Pratt Street, Suite 1600, Baltimore, MD 21202 ("Hunter"), (collectively, "the Parties").

The "Effective Date" shall mean the date when authorized representatives of both Lawson and Hunter have signed this Agreement as indicated at the end of this Agreement in the space marked "Date" below Lawson's signature to this Agreement.

SECTION 1.0   Intent Of The Agreement.

It is Lawson's and Hunter's desire to increase services and product revenue by developing a Lawson Software services practice, and to increase the knowledge and experience base of Hunter's consultants with regard to Lawson's products. Services included under this Agreement shall include, but not be limited to, * ("Services").

SECTION 2.0   Conditions Of the Understanding.

2.1   Software License

Upon execution of a Lawson Non-Exclusive License Agreement for Business Partners ("License"), for a single site, between the parties, Lawson shall deliver to Hunter the Lawson software programs, the Lawson source or object code related to those software programs, and the Lawson documentation applicable to the software programs, necessary to provide the aforementioned services for Lawson's Customers. The Lawson software programs, documentation, and maintenance and support thereof shall be *

2.2   Software Support

*

2.3   Standard Education

2.3.1   Hunter shall commit to a minimum number of * consultants who shall become trained on the Lawson Products within * of the
Effective Date of this Agreement. Training shall be offered at the facility Lawson may designate and, on a best efforts basis, at a location convenient to Hunter. Training shall be provided by Lawson to Hunter, at a Lawson site,
*

2.3.2 Should Hunter request training at an Hunter site, such training shall be provided by Lawson *

2.3.3 If Hunter and Lawson determine that Lawson standard training curricula are inappropriate for the purposes of Hunter, Lawson agrees to assist Hunter in the development of curricula specific to Hunter's needs. Such training shall be provided by Lawson to Hunter, at a Lawson site, *

2.4   Business Referrals

Both parties agree to include the other party, where appropriate and practical, in opportunities involving each other's potential customers or customers. Should either Party identify a potential customer for the other Party's products or services, it is at the identifying Party's sole discretion whether or not to notify the other Party regarding the potential customer. Should the other Party be notified, it is at that Party's sole discretion whether or not to pursue the opportunity.


--------------

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*

2.5   Prime/Subcontractor Relationship

Each Party normally shall contract for its own products or services directly with the customer. In selected instances, a Party's customer may insist on the other Party serving as the prime contractor (Prime). In these circumstances the Prime shall contract for the products or services directly with the customer and subcontract the applicable products or services to the other Party (Subcontractor).

The Prime shall be entitled to an administrative and management fee (Prime Contractor's Fee) equal to * per cent of the collected fees for the subcontracted product or services. The Subcontractor's fees shall be paid out of the proceeds actually received by the Prime and shall be due * after the end of the month in which the proceeds were actually received by the Prime. However, the responsibility and risk for payment shall remain with the Subcontractor.

2.6   Marketing

Both Parties shall jointly approve a joint press release or any separate press releases upon acceptance of this Agreement. For the purposes of promoting the relationship between the Parties, Lawson shall develop, with the assistance of Hunter, joint sales tools and marketing collateral, success stories, best practices seminars, speaking engagements, etc. The extent of Lawson's commitment to the marketing effort, financial or otherwise, shall be based on mutually agreed upon marketing objectives.

Each Party shall participate in the other party's internal training and promotional events to increase the awareness, knowledge and expertise of the party's sales and consulting personnel.

2.7   Relationship Management

Each Party shall appoint a relationship manager ("Manager") who shall be responsible for the coordination of the activities between the Parties. The Managers shall also be responsible for the development of a joint marketing plan ("Plan"). Such Plan to be completed and approved by both Parties within sixty (60) days of the execution of this Agreement. The Managers shall meet quarterly to discuss the Plan and to review programs previously implemented as well as to assess new program opportunities with respect to the Plan.

2.8   Project Implementation

*

SECTION 3.0   Relationship Of The Parties.

The Parties shall act as independent contractors in the performance of this Agreement. This Agreement does not create a legal partnership or joint venture between the Parties hereto, or the relationship of employer and employee or of principal and agent, and neither Party shall represent otherwise to a third Party. Neither Party shall act as agent for or legal partner of the other Party for any purpose whatsoever, and the employees of one Party shall not be deemed to be employees of the other Party. Each Party is solely responsible for establishing the prices for its own products, services and associated deliverables.

Nothing in this Agreement shall be construed to grant either Lawson or Hunter the right to make commitments of any kind for or on behalf of the other party and neither Party shall have any power, right, or authority to bind the other Party or to assume or to create any obligation or responsibility, whether express or implied on the behalf of the other Party unless previously authorized by such other Party in writing.


--------------

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

SECTION 4.0  Indemnification And Liability Limit.

*

SECTION 5.0  Protection of Confidential Information.

The Parties acknowledge, understand and agree that, whether developed by either Party or others employed by or associated with either Party, all Confidential Information exchanged between the Parties or which may become known by the Parties, is the exclusive and confidential property of the originator of such Confidential Information and shall be at all times regarded, treated and protected as such in accordance with this Agreement. Failure to mark any writing confidential shall not affect the confidential nature of such writing or the information contained therein.

SECTION 6.0  Term And Termination.

The term of this Agreement shall commence as of the Effective Date, and shall continue uninterrupted unless sooner terminated by either of the Parties, in writing, at least sixty (60) days prior to the termination date.

SECTION 7.0  Territory.

The territory under this Agreement shall be world-wide unless amended in an addendum to this Agreement.

SECTION 8.0*


IN WITNESS WHEREOF, the Parties have accepted the terms of this Agreement as of the Effective Date.

For LAWSON ASSOCIATES, INC.                     For

/s/ Mike Stringer                               /s/ Thomas W. Whartenby
----------------------------------              --------------------------------
(Authorized Signature)                          (Authorized Signature)

     VP of Channels & Alliances                     Thomas W. Whartenby
----------------------------------              --------------------------------
(Printed Name)                                  (Printed Name)

           Mike Stringer                               Senior Vice President
----------------------------------              --------------------------------
(Title)                                         (Title)

            4/10/97                                       April 4, 1997
----------------------------------              --------------------------------
(Date)                                          (Date)

Exhibit: Attached



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* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                     EXHIBIT A

                                CO-MARKETING CREDITS

1.  CO-MARKETING CREDITS
    --------------------

Hunter may, in the course of marketing or licensing its respective products and services, identify a company which is not an existing licensee or prospect of Lawson, or is not a subsidiary or affiliate of a licensee or prospect of Lawson ("Candidate"). Hunter may notify Lawson's Strategic Account Manager in writing of such Candidate, giving particulars as to the name, title, telephone number and address of the Candidate, as well as the potential area of interest and other pertinent information required on a referral form similar to that attached to this Exhibit. Lawson shall have the unqualified right to accept or reject a Candidate. *

2.  PAYMENT
    -------

*

  THIS EXHIBIT DOES NOT GIVE EITHER PARTY ANY AUTHORITY TO MAKE REPRESENTATIONS
                      ON BEHALF OF OR BIND THE OTHER PARTY.



--------------

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                              REFERRAL FORM

         FAX TO: Lawson Software  Attn. Marty Frederick @ 612-379-7141

--------------------------------------------------------------------------------
PROSPECT
               -----------------------------------------------------------------
               (Company)

------------------------------- -----------------------  ------   --------------
(Street)                        (City                    (State)  (Zip Code)

--------------------------------------  ----------------------------------------
(Telephone)                             (Fax)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PROSPECT CONTACT(S)
                     ----------------------------   ----------------------------
                     (Name)                         (Title)

                     ----------------------------   ----------------------------
                     (Name)                         (Title)

                     ----------------------------   ----------------------------
                     (Name)                         (Title)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PROSPECT DEMOGRAPHICS
                  ---------------  --------------------  -----------------------
                  (Annual Sales)   (Number of Employees) (Industry Description)

Time Frame:     0-3 mos ( )    3-6 mos ( )    6-12 mos ( )    12+mos ( )

Multi-National:    Yes( )  No( )          Multi-Site:    Yes( )  No( )
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REQUIRED APPLICATION(S)
                       ---------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
EXISTING HARDWARE
                 ------------------------------  -------------------------------
                 (Manufacturer)                  (Model)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PROPOSED HARDWARE
                 ------------------------------  -------------------------------
                 (Manufacturer)                  (Model)

                 ------------------------------  -------------------------------
                 (Manufacturer)                  (Model)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PROPOSED DATABASE(S)
                 ---------------------  -------------------  -------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMPETITORS
                 ---------------------  -------------------  -------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMENTS
                 ---------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REFERRED BY:                                 ACCEPTED BY Lawson SOFTWARE INC.
             -----------------------
             (Company)

---------------------------------------  ---------------------------------------
(Signature)                              (Signature)

---------------------------------------  ---------------------------------------
(Printed Name)                           (Printed Name)

---------------------------------------  ---------------------------------------
(Title)                                  (Title)
                                                 Ext.
--------------------- -----------------  ----------------------- ---------------
(Telephone)           (Fax)              (Telephone)             (Fax)

---------------------------------------  ---------------------------------------
(Date)                                   (Date)

                                   ADDENDUM
                                      TO
                  LAWSON ENTERPRISE CONSULTING PARTNER AGREEMENT

This Addendum ("Addendum") modifies the Lawson Software Enterprise Consulting Partner Agreement ("Agreement") entered into between Lawson Associates, Inc. dba Lawson Software ("Lawson") and the undersigned, and is effective as of the date signed by Lawson. All of the capitalized terms not otherwise defined in this Addendum have the same respective meanings as contained in the Agreement. The following sections or paragraphs replace or are in addition to the respective sections or paragraphs contained in the Agreement. The sections or paragraphs of the Agreement that are not expressly replaced by this Addendum shall remain in effect pursuant to their terms.

1.0 Section 2.1 Of the Agreement shall be deleted in its entirety and replaced with the following:

Upon execution of a Lawson Non-Exclusive License Agreement for Business Partners ("License"), for a single site, between the Parties, Lawson shall deliver to Hunter the software programs, the source or object code related to those software programs, and the documentation applicable to the software programs, for the current release of the products under the License. The Lawson-owned software programs, documentation, and maintenance and support thereof shall be *

2.0 The second paragraph of Section 2.4 of the Agreement shall be deleted in its entirety; its related Exhibit A, and its attachment, shall be removed and not considered part of the Agreement.

3.0 The second paragraph of Section 2.8 of the Agreement shall be deleted in its entirety and replaced with the following two (2) paragraphs:

*


For LAWSON ASSOCIATES, INC.                     For

/s/ Mike Stringer                               /s/ Thomas W. Whartenby
----------------------------------              --------------------------------
(Authorized Signature)                          (Authorized Signature)

    Mike Stringer                                   Thomas W. Whartenby
----------------------------------              --------------------------------
(Printed Name)                                  (Printed Name)

     VP of Channels & Alliances                 Senior Vice President
----------------------------------              --------------------------------
(Title)                                         (Title)

            4/10/97                                       April 4, 1997
----------------------------------              --------------------------------
(Date)                                          (Date)



--------------

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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